                          -  BT PYRAMID MUTUAL FUNDS  -


                                  BT INVESTMENT
                            EQUITY APPRECIATION FUND




                               SEMI-ANNUAL REPORT
                               ------------------
                                   MARCH-1997

--------------------------------------------------------------------------------
BT INVESTMENT EQUITY APPRECIATION FUND

TABLE OF CONTENTS
--------------------------------------------------------------------------------

     LETTER TO SHAREHOLDERS. . . . . . . . . . . . . . . . . . . . . . .  3

     BT INVESTMENT EQUITY APPRECIATION FUND

          Schedule of Portfolio Investments. . . . . . . . . . . . . . .  6

          Statement of Assets and Liabilities. . . . . . . . . . . . . .  8

          Statement of Operations. . . . . . . . . . . . . . . . . . . .  8

          Statement of Changes in Net Assets . . . . . . . . . . . . . .  9

          Financial Highlights . . . . . . . . . . . . . . . . . . . . .  9

          Notes to Financial Statements. . . . . . . . . . . . . . . . . 10

--------------------------------------------------------------------------------
BT INVESTMENT EQUITY APPRECIATION FUND

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

We are pleased to present you with this semi-annual report for the BT Investment Equity Appreciation Fund, providing a review of the market, the portfolio, and our outlook as well as a complete financial summary of the Fund's operations and a listing of its holdings.

The Equity Appreciation Fund (the "Fund") had a total return of (14.83)%* for the six months ended March 31, 1997, as compared to 4.48% for the S&P Midcap 400 Index** and (3.62)% for the Lipper Midcap Growth Average+. Since its inception on October 12, 1993, the Fund has returned 35.42% cumulatively, or 9.14% annualized. The Fund returned (4.09)% for the year ended March 31, 1997.

MARKET ACTIVITY
In sharp contrast to the strong performance, growth-oriented market trends, and high investor optimism of the previous semi-annual period, the six months ended March 31, 1997 may best be characterized by a "glass half empty" point of view, with investors focusing more on what may go wrong with an investment than on what will go right. Specifically, investors have been intensely concerned with inflation pressures, corporate earnings, and market valuation levels. Exacerbating concerns about overall stock market valuations were Federal Reserve Board Chairman Alan Greenspan's "irrational exuberance" comments. The direction of interest rates also tempered investor enthusiasm, as most high profile investors and market strategists anticipated Federal Reserve Board tightening and expressed reservations about its consequent effects on economic growth and earnings performance. On March 25, 1997, the fed funds rate was, in fact, raised by 0.25%. Overall, volatility during the semi-annual period was higher than in the recent past.

                                    OBJECTIVE
     Seeks capital growth over the long term through investment in medium-sized companies that show growth potential.

These market trends and perceptions largely contributed to investors' aversion to high growth, mid cap stocks. Instead, investors preferred the perceived safety of larger, mature companies as well as lower multiple/lower growth, value-oriented stocks. In turn, high growth, mid cap companies were under constant selling pressure, despite the fact that their fundamentals remain sound. Higher growth sectors within the market, such as technology, health care, and communications were particularly hard hit. In all, value sharply outperformed growth for the six month period, and the S&P 400 Midcap Index lagged the large cap segment of the market but outperformed the small cap sector.

INVESTMENT REVIEW
The Fund's relative underperformance can be attributed to style and sector positioning. As growth managers, we generally overweight the Fund in those sectors that we believe will exhibit superior earnings growth over the long term, including technology, health care, and communications-each of which performed poorly during this period. Technology was hurt by concerns about earnings shortfalls from several large and visible market leaders. Health care was hurt by mounting concerns about both potential reimbursement cuts related to Medicare reform and the possibility of renewed attempts at health care reform. New realities of a competitive market in the communications industry impacted this sector. The Fund's underperformance can also be partly attributed to its underweighted position in more value-oriented sectors such as consumer staples, financials, and transportation, each of which performed well during these six months.

                             INVESTMENT INSTRUMENTS
     Primarily common stocks of medium-sized U.S. corporations and, to a lesser extent, foreign corporations.

On the other hand, our sell discipline helped the Fund during this extremely difficult investment climate for managers of mid cap growth portfolios. For example, we sold the Fund's holdings of Pure Atria Software, a company providing products that help to automate the creation of software applications. Our fundamental checks indicated that there was trouble with the integration of the recently merged Atria Software and Pure Software companies and that earnings were in jeopardy. We sold the Fund's position at $27, and in fact, the stock has recently traded at $10. We also trimmed the Fund's exposure to the energy sector early in 1997 due to somewhat extended valuations. This move proved timely, given the sell-off in this sector during February, as seasonal factors dominated. Still, we remain very positive about the long-term prospects of the energy sector, especially the oil field services stocks.


       TEN LARGEST STOCK HOLDINGS

     Fruit of the Loom, Inc.-Cl. A      Everest Renaissance Hldgs., Inc.

     Ace Ltd.                           Compuware Corp.

     Culligan Water Technologies, Inc.  Tidewater, Inc.

     BJ Services Co.                    Global Marine, Inc.

     Applied Materials, Inc.            USA Waste Services, Inc.

We also exploited the period's volatility to the Fund's advantage, using periods of weakness to initiate or add to positions in companies with strong future prospects. For example, we added to the Fund's holdings in Allen Telecom, a provider of wireless telecommunications products and services. Our checks with the company showed that business was quite robust and that sales and earnings were going to be slightly better than expected. In fact, the market has subsequently started to recognize this opportunity as well.

We are in the process of developing two new themes for the Fund.  Clean Water:
The Next Scarce Resource, focuses on the fact that demand for clean water for both consumption and industrial uses is growing very rapidly, while the ability to supply this water has not kept up the pace. The business of supplying water and equipment is undergoing both a market expansion and a competitive consolidation, which we believe will lead to more profitable and better managed companies. Cutting the Cord: The Wireless Opportunity is based on the premise that the combination of global deregulation, increasing competition, new wireless providers, and the shift from

---------------
* Performance quoted represents past performance. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.
**   Indexes are unmanaged, and investments cannot be made in an index.
+ Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.


                                        3
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BT INVESTMENT EQUITY APPRECIATION FUND


LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

DIVERSIFICATION OF PORTFOLIO INVESTMENTS
     By Theme as of March 31, 1997
(percentages are based on market value)

[CHART]

Client-Server Computing                 5%

Telecommunications                      6%

America's Industrial Renaissance        8%

Our Strengthening Financial Structure   9%

Life Sciences Revolution               10%

New Healthcare Paradigm                12%

Life On the Net                         4%

New Consumer                            4%

Environmental Crisis                    4%

The Ubiquitous Semiconductor            4%

Other                                  21%+

Re-Energizing America                  13%

---------------
+    Includes cash and themes with weightings of less than 4%.

analog to digital will lead to a prolonged spending cycle in wireless telecommunications equipment.

Our investment themes for the Fund continue to point to potentially attractive investment opportunities. The Life Sciences Revolution includes selected biotechnology and drug companies that should benefit from improved profitability and an unprecedented number of drugs in late-stage clinical trials. Re-Energizing America includes energy service companies, which should see strong earnings growth as a result of strong exploration and production spending in 1997 as well as robust demand for natural gas and oil in emerging markets worldwide. The New Healthcare Paradigm focuses on value-added medical device, managed care, and health care information services companies, which should be strong as the need to measure cost and quality continues to be a major industry challenge. Stores of Value and the New Consumer, which look at strong retail operators, should benefit from continued strong economic growth and high consumer confidence levels. We are also developing another investment theme for the Fund that will seek to capitalize on the increasing usage of technology coupled with a shortage of skilled workers to implement and manage that technology.

MANAGER OUTLOOK
While we are disappointed with the recent performance of the Fund, there are several reasons why we think the long-term outlook remains promising for mid cap companies that generate superior and consistent earnings growth. First, absolute and relative valuation levels of these growth companies have retreated to levels not seen in three or four years. The broad correction experienced by many of these companies can be seen in the fact that of 1,550 mid cap stocks measured, the average stock is down 20% from its high, and within the S&P MidCap 400 Index, the average stock is down 18% from its high. These statistics highlight the valuation contraction experienced by the mid cap universe that has not been captured within the performance of the Index alone.

Second, despite investors' aversion to growth companies, the fundamentals have not really changed. Throughout this period of uncertainty, our continued contacts with and monitoring of managements of mid cap companies indicate that business is strong and earnings growth remains intact. We believe that this combination of reasonable valuation levels with sound fundamentals should bode well for the mid cap segment of the market over the longer term.

Finally, our outlook for the economy leads us to be positive. We are forecasting GDP growth in the area of 2.5 - 3.0% for calendar 1997, with interest rates and inflation moving slightly higher. Provided the Federal Reserve Board's interest rate hikes do not stall economic growth, mid cap growth companies should continue to perform well from an earnings standpoint. While we do expect continued volatility throughout the year, historically, investors have been willing to pay for reasonably priced earnings growth, and the mid cap sector has time-proven attractive return potential.

As always, our strategy is to remain true to the philosophy and growth disciplines that have benefited the Fund's investors over the long-term investment horizon so necessary in this asset class. We continue to focus on:

- in-depth, fundamental research to identify companies with consistent, strong earnings and revenue growth

- a thematic approach and screening process to help us identify unrecognized growth companies and/or sectors

- capitalizing on market volatility by initiating or adding to positions in solid companies at reasonable prices, and

-    a sell discipline that helps to mitigate risk in the portfolio.

We will, of course, continue monitoring economic conditions and how they affect the financial markets, as we seek capital growth over the long term, with current income as a secondary objective.

We value your ongoing support of the BT Investment Equity Appreciation Fund and look forward to continuing to serve your investment needs in the years ahead.


                              /s/ Anthony Takazawa


                                Anthony Takazawa
                            Portfolio Manager of the
                     BT INVESTMENT EQUITY APPRECIATION FUND
                                 March 31, 1997


                                        4
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--------------------------------------------------------------------------------
BT INVESTMENT EQUITY APPRECIATION FUND

PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

Comparison of Change in Value of a $10,000 Investment in the BT Investment Equity Appreciation Fund and the S&P MidCap 400 Index since October 31, 1993.

                         TOTAL RETURN FOR THE PERIOD
                            ENDED MARCH 31, 1997

                         Six Months     Since 10/12/93*
                           (14.83)%              35.42%
                          * The Fund's inception date.

     Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

[GRAPH]

            BT Investment Equity        S&P MidCap 400
        Appreciation Fund - $13,679     Index - $15,171

Oct-93            10000                    10000
Dec-93             9899                    10233
Mar-94             9657                     9844
Jun-94             9051                     9485
Sep-94             9939                    10217
Dec-94            10242                     9866
Mar-95            10909                    10664
Jun-95            12111                    11605
Sep-95            14283                    12737
Dec-95            14095                    12919
Mar-96            14262                    13715
Jun-96            15354                    14110
Sep-96            16061                    14521
Dec-96            15448                    15400
Mar-97            13679                    15171


            Past performance is not indicative of future performance.


                                        5
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BT INVESTMENT EQUITY APPRECIATION FUND

SCHEDULE OF PORTFOLIO INVESTMENTS MARCH 31, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

     Shares         Description                                Value
     ------         -----------                                -----

               COMMON STOCKS - 92.60%
               AMERICA'S CHANGING LEISURE TIME - 3.04%
     28,300    Carnival Corp.-Cl. A. . . . . . . . . . .   $ 1,047,100
     35,100    Harley-Davidson, Inc. . . . . . . . . . .     1,189,013
     30,100    Lone Star Steakhouse & Saloon (a) . . . .       688,537
     25,300    Starwood Lodging Trust. . . . . . . . . .       986,700
                                                           -------------
                                                             3,911,350
                                                           -------------
               AMERICA'S INDUSTRIAL RENAISSANCE - 7.43%
     56,172    Agco Corp.. . . . . . . . . . . . . . . .     1,551,752
     28,300    American Standard Companies, Inc. (a) . .     1,273,500
     44,700    BE Aerospace, Inc. (a). . . . . . . . . .     1,095,150
     44,300    Delta & Pine Land Co. . . . . . . . . . .     1,373,300
     41,000    EMC Corp. (a) . . . . . . . . . . . . . .     1,455,500
     19,413    Raychem Corp. . . . . . . . . . . . . . .     1,599,146
     40,648    Sunbeam Corporation, Inc. . . . . . . . .     1,219,440
                                                           -------------
                                                             9,567,788
                                                           -------------

               CLIENT-SERVER COMPUTING - 5.40%
     59,696    Cognos, Inc. (a). . . . . . . . . . . . .     1,552,096
     30,686    Compuware Corp. (a) . . . . . . . . . . .     1,925,546
     35,266    Electronics for Imaging, Inc. (a) . . . .     1,406,232
     23,400    Honeywell, Inc. . . . . . . . . . . . . .     1,588,275
     28,800    Legato Systems, Inc. (a). . . . . . . . .       482,400
                                                           -------------
                                                             6,954,549
                                                           -------------

               ENVIRONMENTAL CRISIS - 4.20%
     52,300    Culligan Water Technologies, Inc. (a) . .     2,046,237
     52,378    USA Waste Services, Inc. (a). . . . . . .     1,859,419
     48,545    U.S. Filter Corp. (a) . . . . . . . . . .     1,498,827
                                                           -------------
                                                             5,404,483
                                                           -------------

               FLOURISHING IN THE MANAGED CARE
               ENVIRONMENT - 1.69%
      8,300    PacifiCare Health Systems, Inc.-Cl. B (a)       715,875
     53,737    PhyCor, Inc. (a). . . . . . . . . . . . .     1,464,333
                                                           -------------
                                                             2,180,208
                                                           -------------

               INTERACTIVE MEDIA - 1.35%
     58,167    Outdoor Systems, Inc. (a) . . . . . . . .     1,737,739
                                                           -------------
               LIFE ON THE NET - 3.73%
     21,061    America Online, Inc. (a). . . . . . . . .       892,460
     67,700    FORE Systems, Inc. (a). . . . . . . . . .     1,015,500
     69,557    Network General Corp. (a) . . . . . . . .     1,495,475
     48,115    Sterling Commerce, Inc. (a) . . . . . . .     1,395,335
                                                           -------------
                                                             4,798,770
                                                           -------------

               LIFE SCIENCES REVOLUTION - 10.37%
     18,500    Agouron Pharmaceuticals, Inc. (a) . . . .     1,306,563
     41,300    BioChem Pharma, Inc. (a). . . . . . . . .     1,775,900
     42,000    Centocor, Inc. (a). . . . . . . . . . . .     1,281,000
     70,400    Cephalon, Inc. (a). . . . . . . . . . . .     1,478,400
     30,500    Dura Pharmaceuticals, Inc. (a). . . . . .     1,090,375
     46,518    Elan Corp., ADR (a) . . . . . . . . . . .     1,587,427
     59,700    Genzyme Corp. (a) . . . . . . . . . . . .     1,343,250
     68,500    Liposome Company, Inc. (a). . . . . . . .     1,395,687
     16,500    Millipore Corp. . . . . . . . . . . . . .       699,188
     95,900    Mylan Laboratories. . . . . . . . . . . .     1,402,537
                                                           -------------
                                                            13,360,327
                                                           -------------

               MANAGING THE INFORMATION AGE - 1.99%
     24,900    Ciber, Inc. (a) . . . . . . . . . . . . .       628,725
      4,800    Gartner Group, Inc.-Cl. A (a) . . . . . .       103,800
     22,800    Keane, Inc. (a) . . . . . . . . . . . . .   $   749,550
     24,455    McAfee Associates, Inc. (a) . . . . . . .     1,082,134
                                                           -------------
                                                             2,564,209
                                                           -------------

               MOVE TO OUTSOURCING - 2.00%
      5,424    Catalina Marketing Corp. (a). . . . . . .       220,350
     19,400    Coca-Cola Enterprises, Inc. . . . . . . .     1,113,075
     37,212    Danka Business Systems, ADR . . . . . . .     1,169,852
      5,600    West TeleServices Corp. (a) . . . . . . .        72,100
                                                           -------------
                                                             2,575,377
                                                           -------------

               NEW CONSUMER - 4.20%
     38,200    Footstar, Inc. (a). . . . . . . . . . . .     1,131,675
     63,900    Fruit of the Loom, Inc.-Cl. A (a) . . . .     2,651,850
     11,458    Gucci Group NV. . . . . . . . . . . . . .       826,408
     21,628    Jones Apparel Group, Inc. (a) . . . . . .       802,940
                                                           -------------
                                                             5,412,873
                                                           -------------

               NEW HEALTHCARE PARADIGM - 11.52%
     31,145    Cardinal Health, Inc. . . . . . . . . . .     1,693,509
     33,200    Dentsply International, Inc.. . . . . . .     1,660,000
     11,600    Guidant Corp. . . . . . . . . . . . . . .       713,400
     34,300    HBO & Co. . . . . . . . . . . . . . . . .     1,629,250
     78,254    Healthsouth Corp. (a) . . . . . . . . . .     1,496,608
     25,900    Heartport, Inc. (a) . . . . . . . . . . .       634,550
     28,700    McKesson Corp.. . . . . . . . . . . . . .     1,836,800
     53,983    Omnicare, Inc.. . . . . . . . . . . . . .     1,268,601
     19,400    Rexall Sundown, Inc. (a). . . . . . . . .       497,125
     78,700    Safeskin Corp. (a). . . . . . . . . . . .     1,426,438
     31,100    United Healthcare Corp. . . . . . . . . .     1,481,137
     16,550    U.S. Surgical Corp. . . . . . . . . . . .       504,775
                                                           -------------
                                                            14,842,193
                                                           -------------

               OUR STRENGTHENING FINANCIAL STRUCTURE - 8.92%
     41,200    Ace Ltd.. . . . . . . . . . . . . . . . .     2,636,800
     65,900    Amerin Corp. (a). . . . . . . . . . . . .     1,326,238
     37,000    Edwards (A.G.), Inc.. . . . . . . . . . .     1,137,750
     66,700    Everest Reinsurance Holdings, Inc.. . . .     1,959,313
     43,800    First Security Corp.. . . . . . . . . . .     1,407,075
     31,500    Provident Companies, Inc. . . . . . . . .     1,724,625
     55,900    Western National Corp.. . . . . . . . . .     1,306,662
                                                           -------------
                                                            11,498,463
                                                           -------------

               RE-ENERGIZING AMERICA - 11.90%
     87,600    Abacan Resource Corp. (a) . . . . . . . .       689,850
     19,800    AES Corp. (a) . . . . . . . . . . . . . .     1,108,800
     41,766    BJ Services Co. (a) . . . . . . . . . . .     1,999,547
     26,688    Cooper Cameron Corp. (a). . . . . . . . .     1,828,128
     37,200    ENSCO International, Inc. (a) . . . . . .     1,832,100
     49,700    Falcon Drilling Company, Inc. (a) . . . .     1,838,900
     73,500    Global Industries Ltd. (a). . . . . . . .     1,571,063
     87,067    Global Marine, Inc. (a) . . . . . . . . .     1,871,940
     40,200    Noble Drilling Corp. (a). . . . . . . . .       693,450
     41,309    Tidewater, Inc. . . . . . . . . . . . . .     1,900,214
                                                           -------------
                                                            15,333,992
                                                           -------------

               RETURN TO HOME OWNERSHIP - 1.11%
     95,100    Furniture Brands Intl., Inc. (a). . . . .     1,426,500
                                                           -------------
               STORES OF VALUE - 3.32%
     70,784    Borders Group, Inc. (a) . . . . . . . . .     1,336,048
     47,340    Consolidated Stores Corp. (a) . . . . . .     1,668,735
     63,000    General Nutrition Companies, Inc. (a) . .     1,275,750
                                                           -------------
                                                             4,280,533
                                                           -------------


              See Notes to Financial Statements on Pages 10 and 11

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BT INVESTMENT EQUITY APPRECIATION FUND

SCHEDULE OF PORTFOLIO INVESTMENTS MARCH 31, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

     Shares         Description                                    Value
     ------         -----------                                    -----

               TELECOMMUNICATIONS - 6.30%
     81,900    Allen Group, Inc. (a) . . . . . . . . . . . . $   1,433,250
     34,700    Groupe AB SA - ADR (a). . . . . . . . . . . .       333,987
     56,677    McLeod, Inc.-Cl. A (a). . . . . . . . . . . .     1,006,017
     45,100    Newbridge Networks Corp. (a). . . . . . . . .     1,290,987
     54,616    Omnipoint Corp. (a) . . . . . . . . . . . . .       532,506
     32,359    QUALCOMM, Inc. (a). . . . . . . . . . . . . .     1,824,239
     22,100    Sawtek, Inc. (a). . . . . . . . . . . . . . .       635,375
     45,799    Teleport Communications Group, Inc. (a) . . .     1,053,377
                                                               -----------
                                                                 8,109,738
                                                               -----------

               THE UBIQUITOUS SEMICONDUCTOR - 4.13%
     42,700    Applied Materials, Inc. (a) . . . . . . . . .     1,980,213
     19,100    ASM Lithography Holding NV (a). . . . . . . .     1,432,500
     19,200    KLA Instruments Corp. (a) . . . . . . . . . .       700,800
     17,600    Novellus Systems, Inc. (a). . . . . . . . . .     1,214,400
                                                               -----------
                                                                 5,327,913
                                                               -----------

TOTAL COMMON STOCKS (Cost $117,724,109). . . . . . . . . . . $ 119,287,005
                                                               -----------

               CONVERTIBLE PREFERRED STOCK - 1.28%
               RE-ENERGIZING AMERICA - 1.28%
     33,900    AES Trust I-Ser. A (a) (Cost $1,695,000). . . $   1,648,388
                                                               -----------
   Principal
    Amount
    ------

               SHORT TERM INSTRUMENTS - 5.10%
               U.S. TREASURY BILLS - 5.10%
  $   120,000  5.12%, 4/24/97. . . . . . . . . . . . . . . . $     119,616
    6,515,000  5.01%, 5/29/97. . . . . . . . . . . . . . . .     6,460,736
                                                               -----------
TOTAL SHORT-TERM INSTRUMENTS (Cost $6,580,620) . . . . . . . $   6,580,352
                                                             -------------
TOTAL INVESTMENTS (Cost $125,999,729). . . . . . . . .98.98% $ 127,515,745
Other Assets Less Liabilities. . . . . . . . . . . . . 1.02%     1,308,991
                                                     ------- -------------
NET ASSETS     . . . . . . . . . . . . . . . . . . . 100.00% $ 128,824,736
                                                     ------- -------------
                                                     ------- -------------
--------------------
(a) Non-Income Producing Security
The following abbreviation is used in portfolio descriptions:
ADR -- American Depository Receipt


              See Notes to Financial Statements on Pages 10 and 11

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BT INVESTMENT EQUITY APPRECIATION FUND

STATEMENT OF ASSETS AND LIABILITIES  MARCH 31, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
  Investments, at Value (Cost of $125,999,729) . . . . . . .  $ 127,515,745
  Cash . . . . . . . . . . . . . . . . . . . . . . . . . . .            594
  Receivable for Securities Sold . . . . . . . . . . . . . .      1,903,068
  Receivable for Shares of Beneficial Interest Subscribed. .        166,850
  Dividends Receivable . . . . . . . . . . . . . . . . . . .         31,035
  Prepaid Expenses and Other . . . . . . . . . . . . . . . .         24,783
                                                              -------------
Total Assets . . . . . . . . . . . . . . . . . . . . . . . .    129,642,075
                                                              -------------
LIABILITIES
  Due to Bankers Trust . . . . . . . . . . . . . . . . . . .        104,581
  Payable for Securities Purchased . . . . . . . . . . . . .        567,216
  Payable for Shares of Beneficial Interest Redeemed . . . .        114,479
  Accrued Expenses and Other . . . . . . . . . . . . . . . .         31,063
                                                              -------------
Total Liabilities. . . . . . . . . . . . . . . . . . . . . .        817,339
                                                              -------------
NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . .  $ 128,824,736
                                                              -------------
                                                              -------------
COMPOSITION OF NET ASSETS
  Paid-in Capital. . . . . . . . . . . . . . . . . . . . . .  $ 124,542,356
  Accumulated Net Investment Loss. . . . . . . . . . . . . .       (836,403)
  Accumulated Net Realized Gain from Investment
   Transactions. . . . . . . . . . . . . . . . . . . . . . .      3,602,767
  Net Unrealized Appreciation on Investments . . . . . . . .      1,516,016
                                                              -------------
NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . .  $ 128,824,736
                                                              -------------
                                                              -------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
 SHARE (net assets divided by shares outstanding). . . . . .  $       12.29
                                                              -------------
                                                              -------------
SHARES OUTSTANDING ($0.001 par value per share,
 unlimited number of shares of beneficial interest
 authorized) . . . . . . . . . . . . . . . . . . . . . . . .     10,478,923
                                                              -------------
                                                              -------------

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED MARCH 31, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividends (net of foreign withholding tax of $2,286) . . .  $     119,376
  Interest . . . . . . . . . . . . . . . . . . . . . . . . .        318,606
                                                              -------------
TOTAL INVESTMENT INCOME. . . . . . . . . . . . . . . . . . .        437,982
                                                              -------------
EXPENSES
  Advisory Fees. . . . . . . . . . . . . . . . . . . . . . .        488,433
  Administration and Services Fees . . . . . . . . . . . . .        375,718
  Professional Fees. . . . . . . . . . . . . . . . . . . . .         14,026
  Printing and Shareholder Reports . . . . . . . . . . . . .         10,991
  Registration Fees. . . . . . . . . . . . . . . . . . . . .          6,498
  Trustees Fees. . . . . . . . . . . . . . . . . . . . . . .          3,952
  Miscellaneous. . . . . . . . . . . . . . . . . . . . . . .          2,577
                                                              -------------
  Total Expenses . . . . . . . . . . . . . . . . . . . . . .        902,195
  Less Expenses Absorbed by Bankers Trust. . . . . . . . . .       (150,758)
                                                              -------------
      Net Expenses . . . . . . . . . . . . . . . . . . . . .        751,437
                                                              -------------
NET INVESTMENT LOSS. . . . . . . . . . . . . . . . . . . . .       (313,455)
                                                              -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net Realized Gain from Investment Transactions . . . . . .        328,727
  Net Change in Unrealized Depreciation on Investments . . .    (22,651,041)
                                                              -------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS. . . . . . .    (22,322,314)
                                                              -------------
NET DECREASE IN NET ASSETS FROM OPERATIONS . . . . . . . . .  $ (22,635,769)
                                                              -------------
                                                              -------------


              See Notes to Financial Statements on Pages 10 and 11

--------------------------------------------------------------------------------
BT INVESTMENT EQUITY APPRECIATION FUND

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                                                     FOR THE           FOR THE
                                                                                                SIX MONTHS ENDED     YEAR ENDED
                                                                                                 MARCH 31, 1997+  SEPTEMBER 30, 1996
                                                                                                ----------------  ------------------

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
  Net Investment Loss. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .$    (313,455)      $   (522,948)
  Net Realized Gain from Investment Transactions . . . . . . . . . . . . . . . . . . . . . . . .      328,727         12,547,154
  Net Change in Unrealized Appreciation (Depreciation) on Investments. . . . . . . . . . . . . .  (22,651,041)         4,988,588
                                                                                                 ------------       ------------
Net Increase in Net Assets from Operations . . . . . . . . . . . . . . . . . . . . . . . . . . .  (22,635,769)        17,012,794
                                                                                                 ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS
  Net Realized Gain from Investment Transactions . . . . . . . . . . . . . . . . . . . . . . . .   (7,964,931)        (4,988,705)
                                                                                                 ------------       ------------
CAPITAL TRANSACTIONS IN SHARES OF
 BENEFICIAL INTEREST
  Proceeds from Sales of Shares. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17,523,249         76,035,829
  Dividend Reinvestments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    7,964,931          4,998,705
  Cost of Shares Redeemed. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  (23,631,071)       (27,513,098)
                                                                                                 ------------       ------------
Net Increase from Capital Transactions in
 Shares of Beneficial Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1,857,109         53,521,436
                                                                                                 ------------       ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  (28,743,591)        65,535,525
NET ASSETS
Beginning of Period. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  157,568,327         92,032,802
                                                                                                 ------------       ------------
End of Period (includes accumulated net investment loss of $836,403 and $0, respectively). . . .$ 128,824,736      $ 157,568,327
                                                                                                 ------------       ------------
                                                                                                 ------------       ------------
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Contained below are selected data for a share outstanding, total investment return, other supplemental data and ratios to average net assets for the periods indicated for the Equity Appreciation Fund.


                                                                                                                    FOR THE PERIOD
                                                                                                                   OCTOBER 12, 1993
                                                         FOR THE         FOR THE      FOR PERIOD        FOR THE      (COMMENCEMENT
                                                    SIX MONTHS ENDED   YEAR ENDED  JANUARY 1, 1995 TO  YEAR ENDED  OF OPERATIONS) TO
                                                         MARCH 31,   SEPTEMBER 30,  SEPTEMBER 30,     DECEMBER 31,     DECEMBER 31,
                                                           1997+          1996          1995++            1994             1993
                                                         ---------   -------------  -------------     -----------      ------------

PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD . . . . . . . .      $15.23         $14.14         $10.14            $9.80           $10.00
                                                          -------        ------         ------           ------           ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Loss. . . . . . . . . . . . . . . .       (0.03)         (0.05)         (0.02)           (0.03)           (0.00)
  Net Realized and Unrealized Gain (Loss) on
    Investment Transactions. . . . . . . . . . . . .       (2.14)          1.72           4.02             0.37            (0.20)
                                                          -------        ------         ------           ------           ------
Total Income (Loss) from Investment Operations . . .       (2.17)          1.67           4.00             0.34            (0.20)
                                                          -------        ------         ------           ------           ------
DISTRIBUTIONS TO SHAREHOLDERS
  Net Realized Gain from Investment Transactions . .       (0.77)         (0.58)            --               --               --
                                                          -------        ------         ------           ------           ------
NET ASSET VALUE, END OF PERIOD . . . . . . . . . . .      $12.29         $15.23         $14.14           $10.14            $9.80
                                                          -------        ------         ------           ------           ------
                                                          -------        ------         ------           ------           ------
TOTAL INVESTMENT RETURN. . . . . . . . . . . . . . .      (14.83)%       12.45%         39.45%            3.47%            (8.81)%*
SUPPLEMENTAL DATA AND RATIOS:
  Net Assets, End of Period (000s omitted) . . . . .    $128,825       $157,568        $92,033          $29,973          $19,465
  Ratios to Average Net Assets:
    Net Investment Income. . . . . . . . . . . . . .       (0.42)%*       (0.42)%        (0.38)%*         (0.32)%          (0.11)%*
    Expenses . . . . . . . . . . . . . . . . . . . .        1.00%*         1.00%          1.00%*           1.00%            1.00%*
    Decrease Reflected in Above Expense
      Ratio Due to Absorption of Expenses by
      Bankers Trust. . . . . . . . . . . . . . . . .        0.20%*         0.24%          0.33%*           0.46%            0.60%*
    Portfolio Turnover Rate. . . . . . . . . . . . .         108%
    Average Commission Per Share** . . . . . . . . .       $0.06


---------------
+    Unaudited
++ Board of Trustees approved the change of the BT Investment Equity Appreciation Fund's year end from December 31 to September 30.
*    Annualized
** For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades upon which commissions are charged.


              See Notes to Financial Statements on Pages 10 and 11

--------------------------------------------------------------------------------
BT INVESTMENT EQUITY APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------
NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

A. ORGANIZATION
BT Pyramid Mutual Funds (the "Trust") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Trust was organized on February 28, 1992, as a business trust under the laws of the Commonwealth of Massachusetts. The BT Investment Equity Appreciation Fund (the "Fund") is one of the funds offered to investors by the Trust. The Fund commenced operations and began offering shares of beneficial interest on October 12, 1993.

Effective September 30, 1996, the Fund no longer achieves its investment objective by investing all of its assets in the Capital Appreciation Portfolio (the "Portfolio"). The Fund withdrew its investment in the Portfolio and has engaged Bankers Trust as investment adviser to manage the Fund. As of September 30, 1996, $157,534,375 in net assets was withdrawn from the Portfolio and transferred to the Fund.

B. SECURITY VALUATION
The Fund's investments listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the closing price of a security traded on that exchange prior to the time when the Fund assets are valued. Short-term obligations with remaining maturities of 60 days or less are valued at amortized cost. Other short-term debt securities are valued on a mark-to-market basis until such time as they reach a remaining maturity of 60 days, whereupon they will be valued at amortized cost using their value on the 61st day. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees.

C. SECURITY TRANSACTIONS AND INTEREST INCOME
Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discount on investments.
Realized gains and losses from securities transactions are recorded on the identified cost basis.

D.  REPURCHASE AGREEMENTS
The Fund may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Fund's investment adviser, subject to the seller's agreement to repurchase such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodian and pursuant to the terms of the repurchase agreement must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities fall below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller. However, in the event of default or bankruptcy by the seller, realization and/or retention of the collateral may be subject to legal proceedings.

E.  OPTION CONTRACTS
The Fund may enter into option contracts. Upon the purchase of a put option or a call option by the Fund, the premium paid is recorded as an investment and valued at mark-to-market daily to reflect the current market value. When a purchased option expires, the Fund will realize a gain or loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, the Fund will realize a gain or loss depending on whether the sale proceeds from the closing sale transaction are greater or less than the cost of the option. When the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

F. DIVIDENDS
It is the Fund's policy to declare and distribute dividends quarterly to shareholders from net investment income, if any. Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Distributions of net realized short-term and long-term capital gains, if any, earned by the Fund will be made annually to the extent they are not offset by any capital loss carryforwards.

G. FEDERAL INCOME TAXES
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

H. OTHER
The Trust accounts separately for the assets, liabilities, and operations of the Fund. Expenses directly attributable to the Fund are charged to that Fund, while expenses which are attributable to all of the Trust's funds are allocated among them.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements.

NOTE 2--FEES AND TRANSACTIONS WITH AFFILIATES
The Fund has entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"). Under this Administration and Services Agreement, Bankers Trust provides administrative, custody, transfer agency and shareholder services to the Fund in return for a fee computed daily and paid monthly at an annual rate of 0.50 of 1% of the Fund's average daily net assets. For the six months ended March 31, 1997, this fee aggregated $375,718.

The Fund has entered into an Advisory Agreement in which the Fund pays Bankers Trust an advisory fee computed daily and paid monthly at an annual rate 0.65 of 1% of the Fund's average daily net assets. For the six months ended March 31, 1997, this fee aggregated $488,433.

The Trust has entered into a Distribution Agreement with Edgewood Services, Inc. ("Edgewood"). Under the Distribution Agreement with the Trust, pursuant to Rule 12b-1 of the 1940 Act, Edgewood may seek reimbursement, at an annual rate not exceeding 0.20 of 1% of the Fund's average daily net assets, for expenses incurred in connection with any activities primarily intended to result in the sale of the Fund's shares. For the six months ended March 31, 1997, there were no reimbursable expenses incurred under this agreement.

--------------------------------------------------------------------------------
BT INVESTMENT EQUITY APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

Bankers Trust has voluntarily undertaken to waive and reimburse expenses of the Fund, to the extent necessary, to limit all expenses to 1.00 of 1% of the average daily net assets of the Fund. For the six months ended March 31, 1997, expenses of the Fund have been reduced by $150,758.

Certain trustees and officers of the Fund are also directors, officers and/or employees of Edgewood. None of the trustees so affiliated received compensation for services as trustee of the Fund. Similarly, none of the Fund's officers received compensation from the Fund.

For the six months ended March 31, 1997, the Fund paid brokerage commissions of $246,425.

NOTE 3--SHARES OF BENEFICIAL INTEREST

At March 31, 1997, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:


                                                  For the                                 For the
                                              six months ended                           year ended
                                         March 31, 1997 (unaudited)                  September 30, 1996
                                        -----------------------------           ------------------------------
                                          Shares            Amount                Shares             Amount
                                        -----------      ------------           ----------        ------------

Sold                                     1,242,938       $  17,523,249           5,437,029       $  76,035,829
Reinvested                                 573,842           7,964,931             370,819           4,998,705
Redeemed                                (1,681,828)        (23,631,071)         (1,973,734)        (27,513,098)
                                        ----------       -------------          ----------       -------------
Net Increase                               134,952       $   1,857,109           3,834,114       $  53,521,436
                                        ----------       -------------          ----------       -------------
                                        ----------       -------------          ----------       -------------


NOTE 4--PURCHASES AND SALES OF INVESTMENT SECURITIES

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the six months ended March 31, 1997 were $148,742,103 and $147,192,697, respectively. For federal income tax purposes, the tax basis of investments held at March 31, 1997 was $126,136,278. The aggregate gross unrealized appreciation for all investments was $10,689,408 and the aggregate gross unrealized depreciation for all investments was $9,309,942.

BT PYRAMID MUTUAL FUNDS
BT INVESTMENT EQUITY APPRECIATION FUND


INVESTMENT ADVISER OF THE PORTFOLIO AND ADMINISTRATOR
BANKERS TRUST COMPANY
130 Liberty Street
New York, NY  10006


DISTRIBUTOR
EDGEWOOD SERVICES, INC.
Clearing Operations
P.O. Box 897
Pittsburgh, PA  15230-0897


CUSTODIAN AND TRANSFER AGENT
BANKERS TRUST COMPANY
130 Liberty Street
New York, NY  10006


INDEPENDENT ACCOUNTANTS
COOPERS & LYBRAND L.L.P
1100 Main Street, Suite 900
Kansas City, MO  64105


COUNSEL
WILLKIE FARR & GALLAGHER
153 East 53rd Street
New York, NY  10022


                                    ---------
     For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or the BT Mutual Fund Service Center at (800) 730-1313.
                                    ---------